UNITED STATES SECURITIES AND
EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2023

PRIVETERRA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 SE 2nd Street, Suite 600
Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (754) 220-9229

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	PMGMU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	PMGM	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PMGMW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the execution of the Business Combination Agreement, AEON Biopharma, Inc. (“AEON”) and Priveterra Acquisition Corp. (“Priveterra”) entered into interim financing letter agreements for an aggregate amount of $20 million (the “Letter Agreements”) with certain investors (the “Investors”), the terms of which provide for the sale and issuance to the Investors of an issued security that will be exchanged or converted at the closing of the Business Combination Agreement (the “Closing”) into Class A Common Stock of Priveterra at a purchase price of $7.00 per Priveterra share. The Letter Agreements will terminate upon the earliest of (a) such date and time as the Business Combination Agreement is validly terminated, (b) upon mutual written agreement of each of the parties to the Letter Agreements, (c) at any time upon the election of Priveterra and AEON at their sole discretion and (d) nine months from the date of the Letter Agreements if the closing of the Business Combination Agreement has not occurred.

The foregoing description of the Letter Agreements is not complete and is qualified in its entirety by reference to the Letter Agreements, the form of which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Letter Agreement
104	Cover Page Interactive Data File (formatted in Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Priveterra Acquisition Corp.

By:	/s/ Robert Palmisano
Name:	Robert Palmisano
Title:	Chairman and Chief Executive Officer

Dated: January 11, 2023

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